                                                                     Exhibit 1.1

                                                  Form of Underwriting Agreement


                                8,500,000 Shares

                          CAPTEC NET LEASE REALTY, INC.

                                  Common Stock



                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                   _______, 1997


Credit Suisse First Boston Corporation
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
McDonald & Company Securities, Inc.
Piper Jaffray Inc.

  As Representatives of the Several Underwriters,
     c/o   Credit Suisse First Boston Corporation
           Eleven Madison Avenue
           New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. Captec Net Lease Realty, Inc., a Delaware corporation ("Company"), proposes to issue and sell 8,500,000 shares ("Firm Securities") of its Common Stock ("Securities") and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,275,000 additional shares ("Optional Securities") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company hereby agrees with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

         2. Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to, and agrees with, the several Underwriters that:

                  (a) A registration statement (No. 333-34983) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either
         (i) an additional registration statement ("additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement may be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
         (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

                  (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (d) Captec Net Lease Realty Advisors, Inc., a Delaware corporation (the "Advisor") has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to enter into the Advisory Agreement, dated August 29, 1997 with the Company (the "Advisory Agreement"), and to perform its obligations thereunder, including managing the operations of the Company and providing it with investment and financial advisory services; and the Advisor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which the conduct of its business pursuant to the Advisory Agreement requires such qualification.

                  (e) Each of Captec Net Lease Realty, Inc., a Michigan corporation, and Captec Net Lease Realty Advisors, Inc., a Michigan corporation (the "Merged Companies"), was duly incorporated and immediately prior to the Merger (as defined) was an existing corporation in good standing under the laws of the State of Michigan, with full power and authority (corporate and other) to own the properties held by it prior to the Merger and enter into agreements and conduct its business as described in the Prospectus; and each of the Merged Companies was duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business required such qualification immediately prior to the Merger except where such failure to qualify would not have a material adverse affect on the Company.

                  (f) Each of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, and Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership (the "Partnerships"), has been duly formed and is an existing partnership in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus; and each of the Partnerships is duly qualified to do business as a foreign partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (g) The execution, delivery, and performance of each of the documents relating to the merger (the "Merger") of the Merged Companies with and into the Company (the "Merger Documents"), was duly and validly authorized by each of the parties thereto, and each Merger Document was duly executed and delivered by each such party and constitutes the legally valid and binding agreement of each such party, enforceable against such party in accordance with its terms. Each of the Merger Documents required to be filed has been duly filed in Michigan and Delaware, and the Merger is effective in Michigan and Delaware and has been consummated in accordance with the terms of the Merger Documents and has vested in the Company all of the assets and properties of the Merged Companies. The execution, delivery and performance of the Merger Documents by each of the parties thereto and the consummation of the transactions contemplated thereby (A) did not require any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except for the filings which were accomplished in Michigan and Delaware of that certain certificate of merger of the Merged Companies into the Company), or conflict with or constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws, or other organizational documents, of any of the parties thereto and
         (B) did not conflict with or constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which any of the parties thereto is a party or by which any of them or any of their respective properties may be bound, or violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to any of the parties thereto or any of their respective properties, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the parties thereto pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject. The Merger qualifies as a tax-free reorganization pursuant to
         Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                  (h) The execution, delivery, and performance of each of the documents relating to the exchange (the "Exchange") of 9,500 shares of Redeemable Preferred Stock, $.01 par value, for 475,000 of Common Stock (the "Exchange Documents"), was duly and validly authorized by the Company and each Exchange Document was duly executed and delivered by the Company and constitutes the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. Upon consummation of the offering, the Exchange will be consummated in accordance with the terms of the Exchange Documents. The execution, delivery and performance of the Exchange Documents by the Company and the consummation of the transactions contemplated thereby
         (A) will not require any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or conflict with or constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws, or other organizational documents, of the Company and (B) will not conflict with or constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties may be bound, or violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its properties, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject. The Company will use its best efforts to effect the Exchange.

                  (i) The execution, delivery, and performance of each of the documents relating to the redemption (the "Redemption") by the Company of 40,500 shares of Redeemable Preferred Stock, $.01 par value, (the "Redemption Documents"), was duly and validly authorized by the Company, and each Redemption Document was duly executed and delivered by the Company and constitutes the legally valid and binding agreement of the Company, enforceable against it in accordance with its terms. Upon consummation of the offering, the Redemption will be consummated in accordance with the terms of the Redemption Documents. The execution, delivery and performance of the Redemption Documents by the Company and the consummation of the transactions contemplated thereby
         (A) will not require any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or conflict with or constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws, or other organizational documents, of the Company and (B) will not conflict with or constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Company is a party or by which the Company or any of its properties may be bound, or violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its properties, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject. The Company will use its best efforts to the effect the Redemption.

                  (j) The execution, delivery, and performance of each of the documents relating to the Company's purchase of the general partnership interests in each of the Partnerships by the Company (the "Partnership Purchase"), has been duly and validly authorized by each of the parties thereto, and each document relating to the Partnership Purchase (the "Partnership Purchase Document") has been duly executed and delivered by each such party and constitutes the legally valid and binding agreement of each such party, enforceable against such party in accordance with its terms. Upon consummation of the offering and obtaining the consents of the limited partners of each of the Partnerships, the Partnership Purchase will be consummated in accordance with the terms of the Partnership Purchase Documents. Except for the consent required to be obtained from the limited partners of the Partnerships and except as disclosed in the Prospectus, the execution, delivery and performance of the Partnership Purchase Documents by each of the parties thereto and the consummation of the transactions contemplated thereby (A) will not require any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or conflict with or constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws, or other organizational documents, of any of the parties thereto and (B) will not conflict with or constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which any of the parties thereto is a party or by which any of them or any of their respective properties may be bound, or violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to any of the parties thereto or any of their respective properties, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the parties thereto pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject. The solicitation materials to be delivered in connection with obtaining the consents of the limited partners of the Partnerships will conform in all respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Company will use its best efforts to obtain the consent of the limited partners of the Partnerships in connection with the Partnership Purchase and to effect the Partnership Purchase.

                  (k) Each of the Partnerships is properly treated as a partnership for federal income tax purposes and not as an association or publicly traded partnership taxable as a corporation;

                  (l) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below) and when the 9,500 shares of Redeemable Preferred Stock are exchanged for 475,000 of Common Stock pursuant to the Exchange Documents (the "Exchanged Securities"), such Offered Securities and Exchanged Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities and no Securities issued by the Company have been issued in violation of such preemptive rights (including all outstanding shares of capital stock).

                  (m) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering, the Exchange, the Redemption or the Partnership Purchase.

                  (n) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, or any such rights as to this offering have been waived.

                  (o) Except as disclosed in the Prospectus, there are no outstanding (A) securities, equity interests or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock or equity interests (as the case may be) of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or equity interests or any such convertible or exchangeable securities, equity interests or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, equity interests, any such convertible or exchangeable securities, equity interests or obligations, or any such warrants, rights or options.

                  (p) Except as disclosed in the Prospectus and except for Captec Roasters LLC, the Company does not own any shares of stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, association or other entity.

                  (q) The Offered Securities have been approved for listing on the Nasdaq National Market subject to notice of issuance.

                  (r) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                  (s) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or any indenture, mortgage, deed of trust, lease or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (t) This Agreement has been duly authorized, executed and delivered by the Company.

                  (u) Commencing upon the First Closing Date (as defined) the Company will be organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Code, and the method of operation of the Company will enable, the Company to continue to meet the requirements for taxation as a REIT under the Code. All statements in the Prospectus regarding the Company's qualification as a REIT are true, complete and correct in all material respects.

                  (v) Coopers & Lybrand LLP are independent public accountants with respect to the Company as required by the Act.

                  (w) Except as disclosed in the Prospectus, the Company has good and marketable title to all real properties and all other properties and assets owned by it, including without limitation, all mortgages, deeds of trust and other security interests held by or in favor of the Company, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

                  (x) With respect to each loan secured by real estate or personal property in which the Company is the lender, the Company holds a valid, perfected priority security interest in the applicable real or personal property and the loan documents executed by or in favor of the Company in connection with each such loan are valid and enforceable in accordance with their respective terms.

                  (y) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party (including, without limitation a default by any tenant of any portion of the property of the Company or by any borrower under any loan made by the Company) or by which the Company or any of its properties is bound which default would have a material adverse affect on the property, business or operations of the Company except such as have been irrevocably waived.

                  (z) No foreclosures have been instituted and none are currently threatened with respect to any property or assets directly or indirectly owned (whether now or in the past) by the Company.

                  (aa) The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it except the failure of which to possess would not individually or in the aggregate have a material adverse effect on the Company, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company would individually or in the aggregate have a material adverse effect on the Company.

                  (bb) To the best of the Company's knowledge after reasonable investigation, each of the properties owned by the Company is in substantial compliance with all presently applicable provisions of the Americans with Disabilities Act and no failure of the Company to comply with all presently applicable provisions of the Americans with Disabilities Act would have a material adverse effect on the Company.

                  (cc) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company.

                  (dd) The Company owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by it, or presently employed by it, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company would individually or in the aggregate have a material adverse effect on the Company.

                  (ee) Except as disclosed in the Prospectus, the Company is not, to the best of its knowledge after reasonable investigation, in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (ff) The Company has provided the Representatives with all environmental site assessments, investigations or other reports or surveys in its possession regarding its properties or properties in which the Company holds a security interest in connection with any laws and regulations relating to health, safety and the environment.

                  (gg) Except as disclosed in the Prospectus, there are no pending actions, suits, proceedings, inquiries, arbitrations, investigations, litigation or governmental proceedings against or affecting the Company or any of its respective properties that, if determined adversely to the Company would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits, proceedings, inquiries, arbitrations, investigations, litigation or governmental proceedings are threatened or, to the Company's knowledge, contemplated. The Company is not a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which would individually or in the aggregate have a material adverse effect on the Company.

                  (hh) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company (or for dates and periods prior to the Merger, of the Merged Companies) as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in each Registration Statement present fairly the information required to be stated therein and the assumptions used in preparing the pro forma financial information included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (ii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (jj) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus none of the properties owned by the Company has sustained any material loss or interference from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance.

                  (kk) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (ll) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Offered Securities it commences doing such business.

                  (mm) Except as disclosed in the Prospectus, the Company has and maintains or causes to be maintained liability, property and casualty insurance (insured by insurers of recognized financial responsibility) in favor of the Company with respect to each of the properties owned by the Company in an amount and on such terms as is reasonable and customary for businesses of the type proposed to be conducted by the Company, including, among other things, insurance against theft, damage, destruction and acts of vandalism. The Company has not received from any insurance company notice of any material defects or deficiencies affecting the insurability of any such property.

                  (nn) Title insurance in favor of the Company is in force with respect to each of the real properties owned by the Company and/or in which the Company holds a mortgage, deed of trust or other interests as security for a loan to the owner thereof, in each case in an amount previously disclosed to the Representatives.

                  (oo) Except as disclosed in the Prospectus, all entitlements necessary for development of each of the properties owned by the Company have been obtained, and no further governmental or regulatory approvals are necessary for additional planned development of such properties.

                  (pp) Except as disclosed in the Prospectus, the mortgages and deeds of trust encumbering the properties owned or leased by the Company are not convertible and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized.

                  (qq) No environmental engineering firm which prepared environmental assessment reports (or other similar reports) with respect to the properties owned by the Company as set forth in the Registration Statement was employed for such purpose on a contingent basis or has any substantial interest in the Company.

                  (rr) Each of the properties owned by the Company complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes and laws relating to handicapped access), except as would not have a material adverse effect on the Company.

                  (ss) The Company will apply the net proceeds from the offering of the Offered Securities in the manner set forth under "Use of Proceeds" in the Prospectus, and the Company will file timely and accurate reports on Form SR with the Commission in accordance with Rule 463 under the Act or any successor provision.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $_______ per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

         The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of Captec Net Lease Realty, Inc., account number ____________________, at the office of ____________________,
____________________, at __________ A.M., New York time, on _______________,
1997, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of CSFBC, Eleven Madison Avenue, New York, N.Y. 10010-3629, at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.


         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of Captec Net Lease Realty, Inc., at the office of ____________________, ____________________. The certificates for the Optional
Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of CSFBC, Eleven Madison Avenue, New York, N.Y. 10010-3629 at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective

         Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                  (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent which consent shall not be unreasonably withheld; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Representatives copies of each Registration Statement (four of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

                  (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the

         Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                  (i) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC except grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof and issuances of Securities pursuant to the Company's dividend reinvestment plan (if any).

                  (j) The Company will use its best efforts to meet the requirements to qualify as a REIT under the Code at all times.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
         Time), of Coopers & Lybrand LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) in their opinion the financial statements and
                  schedules examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                           (iii) on the basis of the review referred to in
                  clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial data included in
                           the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) the unaudited consolidated total
                           revenues, net income and net income per share amounts for the six-month periods ended June 30, 1996 and June 30, 1997 included in the Prospectus were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                                    (C) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in indebtedness of the Company or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (D) for the period from the closing date of
                           the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated total revenues, or in the total or per share amounts of consolidated net income, except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                           (iv) they have read the unaudited pro forma
                  information included in the Registration Statement and made inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, and nothing came to their attention that caused them to believe that the unaudited pro forma financial data included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                           (v) they have compared specified amounts (or
                  percentages derived from such amounts) and other financial information contained in the Registration Statements (in each case to the extent that such amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities;
         (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market's National Market, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal, New York or Florida authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representatives shall have received an opinion, dated as of such Closing Date, of Baker & Hostetler, LLP, counsel for the Company, to the effect that:

                           (i) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                           (ii) The Advisor has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to enter into the Advisory Agreement and to perform its obligations thereunder, including managing the operations of its Company and providing it with investment and financial advisory services; and the Advisor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in the conduct of its business pursuant to the Advisory Agreement requires such qualification;

                           (iii) Each of the Merged Companies was duly
                  incorporated and immediately prior to the Merger was an existing corporation in good standing under the laws of the State of Michigan, with full power and authority (corporate and other) to own the properties held by it prior to the Merger and enter into agreements and conduct its business as described in the Prospectus; and each of the Merged Companies was duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business required such qualification immediately prior to the Merger.

                           (iv) The execution, delivery, and performance of each
                  of the Merger Documents was duly and validly authorized by each of the parties thereto, and each Merger Document was duly executed and delivered by each such party and constitutes the legally valid and binding agreement of each such party, enforceable against such party in accordance with its terms. Each of the Merger Documents required to be filed has been duly filed in Michigan and Delaware, and the Merger is effective in Michigan and Delaware and has been consummated in accordance with the terms of the Merger Documents and has vested in the Company all of the assets and properties of the Merged Companies. The execution, delivery and performance of the Merger Documents by each of the parties thereto and the consummation of the transactions contemplated thereby (A) did not require any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except for the filings which were accomplished in Michigan and Delaware of those certain certificates of merger of the Merged Companies into the Company), or conflict with or constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws, or other organizational documents, of any of the parties thereto and (B) did not conflict with or constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument known to such counsel after reasonable investigation to which any of the parties thereto is a party or by which any of them or any of their respective properties may be bound, or violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to any of the parties thereto or any of their respective properties, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of any of the parties thereto pursuant to the terms of any agreement or instrument known to such counsel after reasonable investigation to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                           (v) The execution, delivery, and performance of each
                  of the Exchange Documents was duly and validly authorized by the Company and each Exchange Document was duly executed and delivered by the Company and constitutes the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. Upon consummation of the offering, the Exchange will be consummated in accordance with the terms of the Exchange Documents. The execution, delivery and performance of the Exchange Documents by the Company and the consummation of the transactions contemplated thereby (A) will not require any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or conflict with or constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws, or other organizational documents, of the Company and
                  (B) will not conflict with or constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument known to such counsel after reasonable investigation to which the Company is a party or by which it or any of its properties may be bound, or violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its properties, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject.

                           (vi) The execution, delivery, and performance of each
                  of the Redemption Documents was duly and validly authorized by the Company, and each Redemption Document was duly executed and delivered by the Company and constitutes the legally valid and binding agreement of the Company, enforceable against it in accordance with its terms. Upon consummation of the offering, the Redemption will be consummated in accordance with the terms of the Redemption Documents. The execution, delivery and performance of the Redemption Documents by the Company and the consummation of the transactions contemplated thereby (A) will not require any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or conflict with or constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws, or other organizational documents, of the Company and (B) will not conflict with or constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument known to such counsel after reasonable investigation to which the Company is a party or by which the Company or any of its properties may be bound, or violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its properties, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument known to such counsel after reasonable investigation to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject.

                           (vii) The execution, delivery, and performance of
                  each of the Partnership Purchase Documents has been duly and validly authorized by each of the parties thereto, and each of the Purchase Documents has been duly executed and delivered by each such party and constitutes the legally valid and binding agreement of each such party, enforceable against such party in accordance with its terms. Upon consummation of the offering and obtaining the subsequent consents of the limited partners of each of the Partnerships, the Partnership Purchase will be consummated in accordance with the terms of the Partnership Purchase Documents. Except for the consent required to be obtained from the limited partners of the Partnerships and except as disclosed in the Prospectus, the execution, delivery and performance of the Partnership Purchase Documents by each of the parties thereto and the consummation of the transactions contemplated thereby (A) will not require any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or conflict with or constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws, or other organizational documents, of any of the parties thereto and (B) will not conflict with or constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument known to such counsel after reasonable investigation to which any of the parties thereto is a party or by which any of them or any of their respective properties may be bound, or violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to any of the parties thereto or any of their respective properties, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of any of the parties thereto pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                           (viii) The Company has an authorized and outstanding
                  capitalization as set forth in the Prospectus (which consists of 50,000 shares of Redeemable Preferred Stock issued and outstanding, none issued or outstanding as adjusted; 10,000,000 shares of Preferred Stock authorized, none issued or outstanding as adjusted; 40,000,000 shares of Common Stock authorized, 980,330 shares issued and outstanding, 9,955,330 as adjusted); the Offered Securities delivered on such Closing Date, other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; the stockholders of the Company have no preemptive rights with respect to the Securities or any other outstanding shares of the Common Stock of the Company and no Securities issued by the Company have been issued in violation of any such preemptive rights and the Securities conform to the description contained in the Prospectus;

                           (ix) Except as disclosed in the Prospectus, there are
                  no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, and all rights as to this offering have been waived;

                           (x) The Company is not and, after giving effect to
                  the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

                           (xi) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities or the Securities issued in connection with the Exchange and the Redemption by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                           (xii) The execution, delivery and performance of this
                  Agreement and the issuance and sale of the Offered Securities and the Securities issued in connection with the Exchange and Redemption will not result in a breach or violation of any of the terms and provisions of, or constitute a default or event which with notice and passage of time would constitute a default or additional default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company of or any of its properties, or any indenture, mortgage, deed of trust, lease or any other agreement or instrument known to such counsel after reasonable investigation to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or the charter or by-laws of the Company, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities and the Securities issued in connection with the Exchange and the Redemption as contemplated by this Agreement;

                           (xiii) The statements set forth in the Prospectus
                  under the caption "Capital Stock of the Company", insofar as they purport to constitute a summary of the terms of the Securities, under the captions "Federal Income Tax Considerations", "Shares Eligible for Future Sale", "ERISA Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fairly present the information required to be shown;

                           (xiv) The Initial Registration Statement was declared
                  effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of statutes, rules, regulations, orders, injunctions, decrees, judgments, legal and governmental proceedings and contracts and other documents are accurate and complete and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus;

                           (xv) This Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (xvi) To the best of such counsel's knowledge after
                  reasonable investigation, no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party (including, without limitation, a default by any tenant of any portion of the property of the Company or its subsidiaries) or by which the Company or any of its properties is bound in any material adverse respect with regard to property, business or operations of the Company, except such as have been irrevocably waived;

                           (xvii) Except as disclosed in the Prospectus, to such
                  counsel's knowledge after reasonable investigation, there are no outstanding (A) securities, equity interests or obligations of the Company convertible into or exchangeable for any capital stock or equity interests (as the case may be) of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or equity interests or any such convertible or exchangeable securities, equity interests or obligations, or (C) obligations of the Company to issue any shares of capital stock, equity interests, any such convertible or exchangeable securities, equity interests or obligations, or any such warrants, rights or options;

                           (xviii) The Merger qualifies as a tax-free
                  reorganization pursuant to Section 368(a) of the Code;

                           (xix) Commencing with the Company's taxable year
                  ending December 31, 1997, the Company will be organized in conformity with the requirements for qualification as a REIT under the Code, and the proposed method of operation of the Company will enable the Company to continue to meet the requirements for taxation as a REIT under the Code; and

                           (xx) Each of the  Partnerships  has been duly  formed
                  and is an existing partnership in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus; and each of the Partnerships is duly qualified to do business as a foreign partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; and

                           (xxi) Each of the Partnerships is properly treated as
                  a partnership for federal income tax purposes and not as an association or publicly traded partnership taxable as a corporation;

                  (e) The Representatives shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) The Representatives shall have received a certificate, dated as of such Closing Date, of the Chief Executive Officer and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (g) The Representatives shall have received letters, dated as of such Closing Date, of Coopers & Lybrand, LLP which meet the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (h) The Representatives shall have received from the Company and each of the principal stockholders listed on the Principal Stockholders table in the Prospectus, officers, directors and affiliates a lockup agreement whereby each of the foregoing, for a period of 180 days after the date of the initial public offering of the Offered Securities will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of the Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC except grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof.

                  (i) The Representatives shall have received on or before the First Closing Date with respect to each of the properties owned by the Company (the "Owned Properties"):

                           (i) An Extended ALTA Owner's Title Insurance Policy
                  (each, an "Owner's Title Policy") naming the Company, either of the Merged Companies or their subsidiaries as named insured and insuring the named insured that it owns fee title to the real property described therein in an amount of the original purchase price thereof, subject only to any material exceptions to title as are described in the Prospectus, and such other exceptions which do not adversely affect the current or potential use to be made of such property (the "Permitted Exceptions");

                           (ii) Either (A) a current "merger" or similar
                  endorsement to each Owner's Title Policy in the name of a Merged Company issued by the original title insurer thereunder (the "Original Title Insurer") or other title insurer reasonably acceptable to the Representatives, to the effect that the Merger shall not vitiate such Owner's Title Policy and that the Company following the Merger shall have the same rights to enforce or bring a claim under such Owner's Title Policy as the original named insured or (B) a reliance letter from the Original Title Insurer under each such Owner's Title Policy in the name of a Merged Company reasonably acceptable to the Representatives to the same effect as set forth in clause (A) above;

                           (iii) Either (A) a current final "as-built" ALTA
                  survey of each Owned Property completed in accordance with the Minimum Standard Detail requirements for ALTA/ACSM Land Title Surveys, with additional Title A survey requirements, jointly established and adopted by ALTA and ACSM in 1992 that meets the requirements of a Class A Survey as defined therein or (B) such other form of title survey which is in form and substance satisfactory to the Representatives for each of the Properties;

                           (iv) The Representatives shall have satisfied
                  themselves that (A) all utilities serving the Owned Properties are adequate for the present use of the Owned Properties and any expansions thereof described in the Prospectus; and (B) all means of ingress and egress, parking, access to public streets and drainage facilities are or will be available to the Owned Properties and are adequate for the present use of the Owned Properties and any expansions thereof described in the Prospectus and are in compliance with applicable law;

                           (v) The Representatives shall have received and
                  approved with respect to each Owned Property, to the extent applicable, (A) copies of the applicable zoning ordinances and maps marked to show the location of such Owned Property and certified by an appropriate governmental authority to be complete and accurate; (B) evidence that such zoning ordinances and the general plans/specific plans and all other land use regulations of the applicable municipal jurisdictions and all covenants, conditions and restrictions, if any, affecting the Owned Property permit the use of the Owned Property for its current use (and reconstruction and resumption of use in the event of damage, destruction, or cessation of use) as a matter of right for an unlimited time period and not merely as a legal non-conforming use; (C) copies of all material licenses, certificates, approvals and authorizations, including plot plan and subdivision approvals, zoning variances and other material authorizations required by governmental authorities or by any applicable covenants, conditions and restrictions for the use and operation of such Owned Property for current use;

                           (vi) The Representatives shall have received written
                  reports in form and substance satisfactory to the Representatives from one or more qualified engineering firms approved by Representatives to the effect that the improvements on each Owned Property have been constructed in compliance with, and currently are in compliance with, all governmental requirements, including the Americans With Disabilities Act, and with all restrictions of record applicable thereto which affect the use of such Owned Property, and that there are no material structural defects or other material capital repairs required for such Owned Property;

                           (vii) Such affidavits, certificates and instruments
                  of indemnification as shall be reasonably required by the title company to issue the endorsement(s) or letters contemplated by clause (ii) above or the Owner's Title Policies pursuant to clause (i) above, as applicable;

                           (viii) UCC, judgment and tax lien searches confirming
                  that (A) the personal property comprising a part of or used or useful in connection with the operation of each Owned Property is subject to no liens other than Permitted Exceptions and (B) that an appropriate UCC has been filed in each appropriate jurisdiction evidencing the Company's interest in all personal property owned by the Company and leased to other third parties;

                           (ix) If such Owned Property is subject to a mortgage,
                  deed of trust or similar financing (an "Existing Mortgage") which, as described in the Prospectus, is to be repaid with the proceeds of the offering, a letter dated not earlier than 10 days prior to the First Closing Date from the holder of such Existing Mortgage indicating the amount required to satisfy all amounts then secured by such Existing Mortgage and the additional amount required for each day after the date of such letter necessary to satisfy all obligations secured thereby, together with all documentation and consents necessary to permit the repayment of all amounts owed and the release of the Existing Mortgage; and if such property is subject to an Existing Mortgage which, as described in the Prospectus, is to remain of record after the offering, a letter dated not earlier than 10 days prior to the First Closing Date from the holder of such Existing Mortgage indicating that the mortgagor or grantor under such Existing Mortgage is not then in default, indicating the total principal amount due under the Existing Mortgage, the date of the last payment and principal and interest under such mortgage, and to the extent required by the mortgage, the holder of the Existing Mortgage's consent to this offering; and

                           (x) A Phase I Environmental Report for each Owned
                  Property in form and substance acceptable to the Representatives.

                  (j) The Representatives shall have received on or before the First Closing Date with respect to each of the properties in which the Company or its subsidiaries holds an interest as security for a loan made to the owner thereof (the "Loan Properties");

                           (i) An Extended ALTA Lenders Policy of Title
                  Insurance naming the Company, the Merged Companies or their subsidiaries as named insureds and insuring that such party holds a priority security interest in the applicable Loan Property, subject only to any such exceptions which do not adversely affect the security for the loan made pursuant thereto;

                           (ii) Either (A) a current final "as-built" ALTA
                  survey of each Loan Property completed in accordance with the Minimum Standard Detail requirements for ALTA/ACSM Land Title Surveys, with additional Title A survey requirements, jointly established and adopted by ALTA and ACSM in 1992 that meets the requirements of a Class A Survey as defined therein or (B) such other form of title survey which is in form and substance satisfactory to the Representatives for each of the Properties.

                           (iii) UCC searches confirming that a UCC has been
                  filed in each appropriate jurisdiction evidencing the Company's security interest in any personal property comprising the applicable Loan Property.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

                  (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page, the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the fifth paragraph under the caption "Underwriting".

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under
Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered, telegraphed or sent via facsimile and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:
Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 24 Frank Lloyd Wright Drive, Ann Arbor, Michigan 48106, Attention: Patrick Beach, with a copy to Albert T. Adams, Esq., Baker & Hostetler, LLP, 3200 National City Center, Cleveland, Ohio 44114; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered, telegraphed or sent via facsimile and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            CAPTEC NET LEASE REALTY, INC.

                                            By:
                                                --------------------------------
                                            Title:


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


                  Acting on behalf of itself and as the
                    Representatives of the several
                    Underwriters.

         CREDIT SUISSE FIRST BOSTON CORPORATION
         BEAR, STEARNS & CO. INC.
         PRUDENTIAL SECURITIES INCORPORATED
         MCDONALD & COMPANY SECURITIES, INC.
         PIPER  JAFFRAY INC.




         By  CREDIT SUISSE FIRST BOSTON CORPORATION


         By
            ------------------------------------------
           Title:

                                   SCHEDULE A


                                   UNDERWRITER
                                   -----------

                                                                   NUMBER OF
                                                                FIRM SECURITIES
                                                                ---------------

Credit Suisse First Boston Corporation......................

Bear, Stearns & Co. Inc.....................................

Prudential Securities Incorporated..........................

McDonald & Company Securities, Inc..........................

Piper  Jaffray Inc..........................................



































     Total.......................................................   8,500,000
                                                                    =========